FMI FOCUS FUND

                          Supplement to the Prospectus
                               dated June 16, 1997


             Fiduciary Management, Inc. (the "Adviser") has proposed that the monthly investment advisory fee payable by the Fund to the Adviser be increased from 1/12 of 1% (1% per annum) of the average daily net assets of the Fund to 1/12 of 1.25% (1.25% per annum) of the average daily net assets of the Fund. The Board of Directors of the Company will consider the Adviser's proposal at a meeting to be held on December 9, 1997. If the Adviser's proposal is approved by the Board of Directors, shareholders of the Fund will be asked to vote upon a proposal to approve a new investment advisory agreement incorporating the higher investment advisory fee at a Special Meeting of Shareholders to be held on December 22, 1997.



                The date of this Supplement is December 3, 1997.